UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

WHOLE FOODS MARKET, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Following the June 16, 2017 announcement of the Agreement and Plan of Merger entered into by Whole Foods Market, Inc. (“Whole Foods Market”) and Amazon.com, three putative shareholder class actions, captioned Riegel v. Whole Foods Market, Inc., et al., No. 1:17-cv-00674-LY (W.D. Tex.), Berg v. Whole Foods Market, Inc., et al., No. 1:17-00677-LY (W.D. Tex.), and Gieske v. Whole Foods Market, Inc., et al., No. 1:17-00684 (W.D. Tex.), were filed in the United States District Court for the Western District of Texas. The lawsuits assert claims under Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 in connection with the July 7, 2017 preliminary proxy statement issued by Whole Foods Market. The complaints from these lawsuits are included in this filing. Whole Foods Market believes the claims for violations of Sections 14(a) and 20(a) asserted in the complaints are without merit. In making this filing, Whole Foods Market does not suggest or acknowledge that any of the allegations made by the complaints are material.

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Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 1 of 21 IN THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF TEXAS ROBERT RIEGEL, individually and on behalf § of all others similarly situated, § § Plaintiff, § § v. § CIVIL ACTION NO. 1:7-cv-00674 § WHOLE FOODS MARKET, INC., JOHN P. § MACKEY, WALTER ROBB, JONATHAN § SEIFFER, GABRIELLE SULZBERGER, § SHAHID HASSAN, STEPHANIE § KUGELMAN, JOE MANSUETO, MARY § ELLEN COE, KENNETH C. HICKS, § SHARON L. MCCOLLAM, RONALD M. § SHAICH, SCOTT F. POWERS, § § Defendants. § CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS Plaintiff Robert Riegel (“Plaintiff”), on behalf of himself and the proposed Class defined herein, brings this class action suit for violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934. In support of this Class Action Complaint, Plaintiff, through counsel, alleges upon information and belief, except for his own acts, which are alleged on knowledge, as follows: NATURE AND SUMMARY OF THE ACTION 1. Plaintiff brings this class action on behalf of the public stockholders of Whole Foods Market, Inc. (“Whole Foods” or the “Company”) against the Company and the members of Whole Foods’ Board of Directors (the “Board” or the “Individual Defendants”) for violations of Section 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), 15.U.S.C. §§ 78n(a), 78t(a), and U.S. Securities and Exchange Commission (“SEC”) Rules 14a- CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 1

Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 2 of 21 9, 17 C.F.R. 240.14a-9, 17 C.F.R. § 244.100, and 17 C.F.R. § 229.1015(b)(4), arising out of their attempt to sell the Company to Amazon.com, Inc. (“Amazon”). 2. On June 16, 2017, Amazon and the Company announced that they had entered into an Agreement and Plan of Merger dated June 15, 2017 (“Merger Agreement”), by which Amazon, through its wholly owned subsidiary, Walnut Merger Sub, Inc., (“Merger Sub”), will acquire all of the outstanding shares of Whole Foods for $42.00 per share in cash. The Proposed Transaction is valued at approximately $14 billion. 3. On July 7, 2017, Whole Foods caused the filing of a Preliminary Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934. The Proxy Statement is an essential link in accomplishing, and receiving stockholder approval for, the Proposed Transaction. However, the Proxy Statement that was filed with the SEC is materially deficient and misleading in that it fails to provide adequate disclosures of all material information related to the Proposed Transaction. Accordingly, Plaintiff alleges herein that Defendants have violated Sections 14(a) and 20(a) of the Exchange Act by unanimously approving the Proposed Transaction and authorizing the issuance of the Proxy Statement, even though they knew, or should have known, that the Proxy Statement was materially false and/or misleading. 4. For these reasons and as set forth in detail herein, Plaintiff seeks to enjoin Defendants from conducting the stockholder vote on the Proposed Transaction unless and until the material information discussed below is disclosed to Whole Foods’ stockholders or, in the event the Proposed Transaction is consummated, to recover damages resulting from the Defendants’ violations of the Exchange Act. CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 2

Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 3 of 21 JURISDICTION AND VENUE 5. This Court has subject matter jurisdiction under 28 U.S.C. § 1331 (federal question jurisdiction) and Section 27 of the Exchange Act (15 U.S.C. § 78aa) because Plaintiff alleges violations of Section 14(a) and 20(a) of the Exchange Act and SEC Rule 14a-9. 6. Personal jurisdiction exists over each defendant either because the defendant conducts business in or maintains operations in this District, or is an individual who is either present in this District for jurisdictional purposes or has sufficient minimum contacts with this District as to render the exercise of jurisdiction over defendant by this Court permissible under traditional notions of fair play and substantial justice. 7. Venue is proper in this District under Section 27 of the Exchange Act, 15 U.S.C. § 78aa, as well as under 28 U.S.C. § 1391, because: (i) Whole Foods is incorporated and headquartered in this District; and (ii) the corporate transactions, actions, and wrongs complained of herein, can only occur in this District. PARTIES AND RELEVANT NON-PARTIES 8. Plaintiff is, and has been at all relevant times, the owner of shares of common stock of Whole Foods. 9. Defendant John P. Mackey (“Mackey”), the co-founder of the Company, has served as Co-Chief Executive Officer since May 2010, was the Chief Executive Officer from 1978 to May 2010, and was President from 2001 to 2004. Mackey has served as a director of the Company since 1978 and served as Chairman of the Board from 1978 through December 2009. 10. Defendant Walter Robb (“Robb”) joined Whole Foods in 1991 and has served as a director of the Company since May 2010. He has served as Co-Chief Executive Officer, alongside Mackey, since May 2010. Robb also served as the Co-President and Co-Chief CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 3

Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 4 of 21 Operating Officer from 2004 to May 2010, as Chief Operating Officer from 2001 to 2004, and as Executive Vice President from 2000 to 2001. 11. Defendant Jonathan Seiffer (“Seiffer”) has served as a director of the Company since December 2008. 12. Defendant Gabrielle Sulzberger (“Sulzberger”) has served as a director of the Company since 2003. 13. Defendant Shahid Hassan (“Hassan”) has served as a director of the Company since 2005. 14. Defendant Stephanie Kugelman (“Kugelman”) has served as a director of the Company since November 2008. 15. Defendant Joe Mansueto (“Mansueto”) is a recent appointment to Whole Foods’ Board, having been appointed on May 10, 2017. 16. Defendant Mary Ellen Coe (“Coe”) has served as a director of the Company since November, 2016. 17. Defendant Kenneth C. Hicks (“Hicks”) has served as a director of the Company since May 10, 2017. 18. Defendant Sharon L. McCollam (“McCollam”) has served as a director of the Company since May 10, 2017. 19. Defendant Ronald M. Shaich (“Shaich”) has served as a director of the Company since May 10, 2017. 20. Defendant Scott F. Powers (“Powers”) has served as a director of the Company since May 10, 2017. CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 4

Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 5 of 21 21. Defendants referenced in ¶¶ 10 through 20 are collectively referred to as Individual Defendants and/or the Board. 22. Whole Foods is a Texas corporation incorporated in 1978 and based in Austin, Texas. It maintains principal executive offices at 550 Bowie Street, Austin, Texas 78703. 23. The Individual Defendants and Whole Foods are referred to collectively herein as “Defendants.” OTHER RELEVANT ENTITIES 24. Relevant non-party Amazon is an American electronic commerce and cloud computing company that was founded on July 5, 1994, and is based in Seattle, Washington. Amazon’s principal corporate offices are located at 410 Terry Avenue North, Seattle, Washington 98109-5210. 25. Relevant non-party Merger Sub is a Texas corporation and an indirect wholly owned subsidiary of Amazon.com that will function as the merger subsidiary in the merger. CLASS ACTION ALLEGATIONS 26. Plaintiff brings this action as a class action on behalf of all persons and/or entities that own Whole Foods common stock (the “Class”). Excluded from the Class are Defendants and their affiliates, immediate families, legal representatives, heirs, successors or assigns and any entity in which Defendants have or had a controlling interest. 27. The Class is so numerous that joinder of all members is impracticable. While the exact number of Class members is unknown to Plaintiff at this time and can only be ascertained through discovery, Plaintiff believes that there are thousands of members in the Class. The Proxy Statement states that, as of July 2, 2017, there were 335,015,401 shares of common stock outstanding. All members of the Class may be identified from records maintained by Whole CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 5

Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 6 of 21 Foods or its transfer agent and may be notified of the pendency of this action by mail, using forms of notice similar to that customarily used in securities class actions. 28. Questions of law and fact are common to the Class, including (i) whether Defendants solicited stockholder approval of the Proposed Transaction through a materially false or misleading Proxy Statement in violation of federal securities laws; (ii) whether Plaintiff and other Class members will suffer irreparable harm if securities laws violations are not remedied before the vote on the Proposed Transaction; and (iii) whether the Class entitled is to injunctive relief as a result of Defendants’ wrongful conduct. 29. Plaintiff’s claims are typical of the claims of the other members of the Class. Plaintiff and the other members of the Class have sustained damages as a result of Defendants’ wrongful conduct as alleged herein. 30. Plaintiff will fairly and adequately protect the interests of the Class, and has no interests contrary to or in conflict with those of the Class that Plaintiff seeks to represent. 31. A class action is superior to all other available methods for the fair and efficient adjudication of this controversy. Plaintiff knows of no difficulty to be encountered in the management of this action that would preclude its maintenance as a class action. FURTHER SUBSTANTIVE ALLEGATIONS Company Background 32. Whole Foods opened the first Whole Foods Market store in 1980 and is currently the leading national natural and organic foods supermarket, the first national “Certified Organic” grocer, and is uniquely positioned as one of America’s healthiest grocery stores. 33. As of April 9, 2017, the Company operated 461 stores: 440 stores in 42 U.S. states and the District of Columbia; 12 stores in Canada; and 9 stores in the United Kingdom. CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 6

Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 7 of 21 The Sale Process 34. On April 10, 2017, JANA Partners (“JANA”), together with certain affiliates, consultants and potential director candidates that JANA intended to sponsor, filed a Schedule 13D with the SEC disclosing that they had acquired approximately 8.8% of the Company’s outstanding common stock. As a result of this purchase, JANA became the second-largest shareholder of the grocery chain. 35. Faced with an uncertain future, the Board appointed Evercore Group L.L.C. (“Evercore”) as the Company’s financial advisor on April 17, 2017. Details pertaining to the selection of Evercore, which was purportedly the result of prior discussions by the Board and an ad hoc committee of the Board formed in March 2017 (the “Ad Hoc Committee”) consisting of Dr. John Elstrott (then-Chair of the Board), Defendant Mackey, and the chairs of each of the Company’s standing committees, Defendant Sulzberger, Defendant Hassan, and Defendant Seiffer, are largely absent from the Proxy. 36. JANA’s position in the Company’s stock did not go unnoticed, and resulted in a number of interested potential acquirers coming forward. In fact, immediately following the appointment of Evercore, on April 18, 2017, Defendant Mackey received a letter from an industry participant (“Company X”), expressing interest in a strategic transaction between Company X and Whole Foods. Furthermore, between April 20, 2017, and May 4, 2017, various representatives of the Company and/or Evercore received separate inquiries from four private equity firms regarding their respective interests in pursuing a leveraged buy-out, private investment in public equity, or other transaction in light of JANA’s activism. 37. Despite this interest, Defendant Mackey, and Whole Foods’ Executive Vice President of Operations, Ken Meyer, had their eyes set on an alternative option. On April 21, CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 7

Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 8 of 21 2017, following recent media reports that stated Amazon may have previously considered buying Whole Foods, Defendant Mackey authorized one of the Company’s outside consultants (the “Outside Consultant”) to reach out to Amazon to see if the electronic commerce and cloud computing company would be interested in a meeting to discuss a potential strategic transaction. 38. On April 24, 2017, the Ad Hoc Committee and the Board met telephonically to discuss Company X’s interest and an upcoming meeting with JANA. That same day, the Outside Consultant spoke to Peter Krawiec, Amazon’s Vice President of Worldwide Corporate Development and learned that Amazon was indeed interested in a potential transaction between the two entities. 39. Two days later, on April 26, 2017, senior representatives of JANA met with Defendant Mackey and other members of Whole Foods’ management team to discuss changes to the Company’s Board. These talks continued the following day, at which time the Company expressed its willingness to interview potential director candidates sponsored by JANA in addition to the individuals who had been identified as part of the Company’s own Board refreshment process. 40. While these talks were on-going, Whole Foods and Amazon entered into a non-disclosure agreement. 41. On April 28, 2017, Whole Foods’ Board met in person to review a number of pending matters including, among other things, JANA Partners’ demands and anticipated potential actions, the Company’s long-term outlook, which management was in the process of updating at the prior direction of the Board, board refreshment and governance matters, certain capital allocation changes under consideration, the contact by Company X, and the viability of a leveraged buy-out. Also during this meeting, Defendant Mackey notified the Board that he and CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 8

Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 9 of 21 members of the executive team had already taken steps to schedule a meeting with Amazon during the coming weekend. 42. This planned meeting occurred on April 30, 2017, during which time the Amazon representatives and Company management discussed potential strategic opportunities between the two companies and areas of complementary capabilities. 43. Four days later, on May 4, 2017, executives from Whole Foods and Amazon met in Austin for a due diligence session and, on May 7, 2017, the parties proceeded to execute a supplement to their non-disclosure agreement and began to engage in various due diligence matters. 44. On May 8, 2017, a second industry participant (“Company Y”) expressed an interest in a potential business relationship with Whole Foods. 45. Later that month, on May 18, 2017, Whole Foods held discussions with Company X and Company Y regarding their respective interests. During a meeting with Company X, Company X suggested a merger-of-equals transaction, which they believed would be potentially valued at $35.00 to $40.00 per share to the Company’s shareholders. Whole Foods meeting with Company Y centered upon a possible commercial relationship, such as a supply arrangement, between the two companies, and there were no discussions regarding a possible merger or acquisition of the Company. 46. On May 23, 2017, Whole Foods received a written offer from Amazon to acquire the Company at a price of $41 a share. In its letter, Amazon stated that it had the right to terminate talks if there was any leak or rumor regarding Amazon’s interest. Amazon’s interest in secrecy was reiterated two days later when Goldman Sachs, Amazon’s financial advisor, CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 9

Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 10 of 21 communicated to Evercore that Amazon was very sensitive with respect to confidentiality, and that Amazon was not willing to engage in a multiparty sale process. 47. A week later, the Board held a meeting to review the ongoing talks between the Company and Amazon, as well as to discuss the overtures made by other third parties, including Company X, Company Y, and the four private equity firms that had previously contacted representatives of the Company and/or Evercore. In light of Amazon’s sensitivity with respect to confidentiality, the Board elected not to engage with these potential counterparties or solicit proposals from the private equity firms, given concerns about potential leaks and fact that the price proposed by Amazon purportedly likely exceeded the price level that a private equity buyer could reasonably be expected to pay. Following these discussions, the Board directed management to make a counter-proposal to Amazon at $45.00 per share. 48. On June 1, 2017, Amazon conveyed its displeasure with the Board’s counter-proposal, and proceeded to communicate that it had been considering whether to respond to the Company’s $45.00 counter proposal at all or to pursue other opportunities. Despite this expressed displeasure, Amazon immediately proposed an improved offer that contemplated a merger price of $42.00 per share, but noted that it was their best and final offer. That same day, the Board met to discuss the on-going negotiations with Amazon and unanimously determined to move forward at $42 per share offer price. 49. From June 2 through June 14, 2017, Whole Foods and Amazon, and their respective representatives, engaged in confirmatory due diligence and continued negotiations regarding a number of key issues in the Merger Agreement. Among other topics, these key issues concerned: (1) the amount and triggers for the termination fee; (2) the inclusion of the regulatory CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 10

Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 11 of 21 efforts covenant; (3) operational and organizational matters; and (4) employee benefits and compensation matters to be a part of the merger agreement. 50. On June 15, 2017, the Board met telephonically to discuss the terms of Amazon’s final proposal to acquire the Company for $42.00 per share. During this meeting, Evercore delivered its fairness opinions and, following discussions with financial and legal advisors and members of Whole Foods’ senior management, the Board voted to approve the Merger. 51. Following the meeting, the Company, Amazon, and Merger Sub executed the Merger Agreement. The following day, June 16, 2017, the Whole Foods and Amazon issued a joint press release announcing the merger. The Proposed Transaction 52. In a joint press release dated June 16, 2017, the Company and Amazon announced that they had entered into the Merger Agreement the previous day. 53. The announcement read, in relevant part: LONDON & HOUSTON—(BUSINESS WIRE)— June 16, 2017—Seattle, Wash. & Austin, Texas—Amazon (NASDAQ:AMZN) and Whole Foods Market, Inc. (NASDAQ:WFM) today announced that they have entered into a definitive merger agreement under which Amazon will acquire Whole Foods Market for $42 per share in an all-cash transaction valued at approximately $13.7 billion, including Whole Foods Market’s net debt. “Millions of people love Whole Foods Market because they offer the best natural and organic foods, and they make it fun to eat healthy,” said Jeff Bezos, Amazon founder and CEO. “Whole Foods Market has been satisfying, delighting and nourishing customers for nearly four decades — they’re doing an amazing job and we want that to continue.” “This partnership presents an opportunity to maximize value for Whole Foods Market’s shareholders, while at the same time extending our mission and bringing the highest quality, experience, convenience and innovation to our customers,” said John Mackey, Whole Foods Market co-founder and CEO. Whole Foods Market will continue to operate stores under the Whole Foods Market brand and source from trusted vendors and partners around the world. CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 11

Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 12 of 21 John Mackey will remain as CEO of Whole Foods Market and Whole Foods Market’s headquarters will stay in Austin, Texas. Completion of the transaction is subject to approval by Whole Foods Market’s shareholders, regulatory approvals and other customary closing conditions. The parties expect to close the transaction during the second half of 2017. The Materially Misleading and Incomplete Proxy Statement 54. On July 7, 2017, Defendants filed, or caused to be filed, a materially incomplete and misleading Proxy Statement with the SEC and disseminated it to Whole Foods stockholders. The Proxy Statement misrepresents or omits material information that is necessary for the Company’s stockholders to make an informed decision whether to vote in favor of the Proposed Transaction. 55. Specifically, as set forth below, the Proxy Statement misstates or omits material information concerning: (i) Whole Foods insiders’ potential conflicts of interest; and (ii) the valuation analyses prepared by Evercore in connection with the rendering of its fairness opinion. Accordingly, Whole Foods stockholders are being asked to vote for the Proposed Transaction without all material information at their disposal. Material Omissions Concerning Insiders’ Potential Conflicts of Interest 56. The Proxy Statement fails to disclose material information concerning the potential conflicts of interest faced by Whole Foods management and the Board. 57. The Proxy Statement states that, in connection with negotiating the merger agreement, Amazon had preliminary discussions with certain Whole Foods’ executive officers regarding Amazon’s desire to retain such officers following the closing. However, the Proxy Statement fails to disclose the timing and nature of all communications regarding future employment and/or benefits relating to Whole Foods management, including who participated in such communications and when Amazon first expressed its interest in retaining members of CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 12

Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 13 of 21 Whole Foods management following the merger. This is particularly troubling in light of the fact that the joint press release that was issued on June 16, 2017, indicates that John Mackey will remain as CEO of Whole Foods following the merger. 58. Communications regarding post-transaction employment and investment opportunities during the negotiation of the underlying transaction must be disclosed to stockholders. This information is necessary for stockholders to understand potential conflicts of interest of management and the Board, as that information provides illumination concerning motivations that would prevent fiduciaries from acting solely in the best interests of the Company’s stockholders. 59. The omission of this information renders certain portions of the Proxy Statement false and/or materially misleading in contravention of the Exchange Act including, inter alia, the following sections of the Proxy Statement: (i) “Background of the Merger”; and (ii) “Interests of the Company’s Directors and Executive Officers in the Merger.” Material Omissions Concerning Evercore’s Financial Analyses 60. The Proxy Statement describes Evercore’s fairness opinion and the various valuation analyses it performed in support of their opinions. However, the description of Evercore’s fairness opinion and the underlying analyses fails to include key inputs and assumptions underlying these analyses. Without this information, as described below, Whole Foods public stockholders are unable to fully understand these analyses and, thus, are unable to determine what weight, if any, to place on Evercore’s fairness opinion in determining whether to vote in favor of the Proposed Transaction. This omitted information, if disclosed, would significantly alter the total mix of information available to Whole Foods stockholders. 61. Specifically, the Proxy Statement fails to disclose various material elements of the financial analyses performed by Evercore. For example, Evercore performed a Selected Public CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 13

Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 14 of 21 Company Trading Analysis, which was presented to the Board, yet the Proxy Statement fails to disclose the observed multiples for each of the selected companies analyzed by Evercore, as well as any benchmarking analyses Evercore performed for Whole Foods in relation to the target companies. 62. Furthermore, Evercore performed a Discounted Cash Flow Analysis, which was also presented to the Board. However, the Proxy Statement fails to disclose (i) fiscal year 2022 EBITDA and unlevered free cash flow; (ii) the constituent line items Evercore used in calculating fiscal year 2022 EBITDA and unlevered free cash flow; (iii) the estimated terminal value of the Company as calculated by Evercore; and (iv) the inputs and assumptions underlying the discount rate range of 7.0% to 9.0%. 63. When a bankers' endorsement of the fairness of a transaction is touted to shareholders, the valuation methods used to arrive at that opinion as well as the key inputs and range of ultimate values generated by those analyses must also be fairly disclosed. Furthermore, the disclosure of projected financial information provides stockholders with a basis to project the future financial performance of a company, and allows stockholders to better understand the financial analyses performed by the company’s financial advisor in support of its fairness opinion. This information is therefore material, and must be disclosed if Whole Foods’ stockholders are to make a fully informed decision. 64. Without such undisclosed information, Whole Foods stockholders cannot evaluate for themselves whether the financial analyses performed by Evercore were based on reliable inputs and assumptions, or whether they were prepared with an eye toward ensuring that a positive fairness opinion could be rendered in connection with the Proposed Transaction. In other words, full disclosure of the omissions identified above is required in order to ensure that CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 14

Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 15 of 21 stockholders can fully evaluate the extent to which Evercore’s opinion and analyses should factor into their decision whether to vote in favor of or against the Proposed Transaction. 65. The omission of this information renders the following statements in the Proxy Statement false and/or materially misleading in contravention of the Exchange Act: (a) From page 38 of the Proxy Statement: Selected Public Company Trading Analysis Evercore reviewed and compared certain financial information of Whole Foods Market to corresponding financial multiples and ratios for the following publicly traded grocery retailers and mass merchandisers: Grocery Retailers Mass Merchandisers The Kroger Co. Wal-Mart Stores, Inc. Ahold Delhaize Target Corporation Sprouts Farmers Market, Inc. Weis Markets, Inc. Supervalu, Inc. Ingles Markets, Incorporated Although no grocer or merchandiser is directly comparable to Whole Foods Market, Evercore selected these companies because it believed that they had characteristics that were instructive for purposes of its analysis. For each of the companies identified above, Evercore calculated and compared various financial multiples and ratios based on financial data and closing stock prices as of June 14, 2017, which Evercore obtained from filings made with the SEC and from publicly available equity research analysts’ projections. The financial multiples and ratios of Whole Foods Market were based on publicly available equity research analysts’ projections and information from Whole Foods Market management. Because no selected peer group company is exactly the same as Whole Foods Market, Evercore believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the public trading analysis. Accordingly, Evercore also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of Whole Foods Market and the selected companies. Based upon these judgments, Evercore derived a range of multiples for the selected companies for each of calendar years 2017 and 2018 and applied such multiples to estimates prepared by the management of Whole Foods Market for calendar year 2017, which implied, in each case, a range of equity values per share of Company common stock. (b) From page 40 of the Proxy Statement: CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 15

Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 16 of 21 Discounted Cash Flow Analysis Evercore performed a discounted cash flow analysis, which is designed to estimate the value of a company by calculating the present value of estimated future cash flows of the company. Evercore calculated a range of equity values per share of Whole Foods Market based on a discounted cash flow analysis for the fiscal years 2017 through 2022. In preparing its analysis, Evercore relied on the Whole Foods Market Projections; in addition, for purposes of calculating terminal year cash flow, Evercore derived, and the Company confirmed the reasonableness of deriving, fiscal year 2022 EBITDA and unlevered free cash flow by increasing 2021 revenues by the same percentage as the percentage revenue growth from 2020 to 2021 and holding operating margins constant at 2021 levels (together with the Whole Foods Market Projections, the “Management Estimates”). For comparative purposes, Evercore also performed a discounted cash flow analysis based upon publicly available equity research analysts’ reports that provided projections through fiscal year 2021 and were published after May 10, 2017, and as to which Evercore similarly derived fiscal year 2022 financial metrics (“Public Equity Analysts’ Estimates”). In arriving at the estimated equity values per share of Company common stock, Evercore estimated a range of terminal values in 2022 by applying to Whole Foods Market’s fiscal year 2022 estimated EBITDA, a multiple of Enterprise Value to EBITDA of 7.0x to 9.5x and by applying a perpetuity growth rate of 2.5% to 3.5%. Evercore then discounted Whole Foods Market’s projected, unlevered free cash flows, included in the Management Estimates and the Public Equity Analysts’ Estimates and the estimated terminal value for each scenario, in each case, to a present value using discount rates ranging from 7.0% to 9.0%. The discount rates were based on Evercore’s judgment of the estimated range of Whole Foods Market’s weighted average cost of capital. Evercore calculated unlevered free cash flow by first deriving net operating profit after tax by subtracting depreciation and amortization from EBITDA and assuming a 39.0% tax rate, then adjusting the result by adding back depreciation and amortization, subtracting capital expenditures and adjusting for changes in net working capital. Based on the foregoing analysis, the discounted cash flow analysis yielded the implied value ranges for Company common stock on a fully diluted basis as set forth below: Implied Value Range Per Share Scenario (Terminal Multiple) Management Estimates $37.11 to $51.22 Public Equity Analysts’ Estimates $28.50 to $39.55 Implied Value Range Per Share Scenario (Perpetuity Growth Rate) Management Estimates $36.05 to $65.01 Public Equity Analysts’ Estimates $23.17 to $41.80 CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 16

Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 17 of 21 66. Based on the foregoing, Whole Foods public shareholders lack critical information necessary to evaluate whether the Proposed Transaction truly maximizes shareholder value and serves their interests. Moreover, without the key financial information and related disclosures, Whole Foods public shareholders cannot gauge the accuracy and reliability of the financial analyses performed by Evercore, and whether they can reasonably rely on their respective fairness opinions. 67. Accordingly, Plaintiff seeks, among other things, the following relief: (i) enjoinment of the Proposed Transaction; or (ii) rescission of the Proposed Transaction in the event that it is consummated and to recover damages resulting from Defendants’ misconduct. CLAIMS FOR RELIEF COUNT I Against All Defendants for Violations of Section 14(a) of the Exchange Act and Rule 14a-9 and 17 C.F.R. § 244.100 Promulgated Thereunder 68. Plaintiff incorporates each and every allegation set forth above as if fully set forth herein. 69. Defendants have issued the Proxy Statement with the intention of soliciting stockholder support for the Proposed Transaction. 70. Rule 14a-9, promulgated by the SEC pursuant to Section 14(a) of the Exchange Act, provides that a proxy statement shall not contain “any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading.” 17 C.F.R. § 240.14a-9. 71. Specifically, the Proxy Statement violates Section 14(a) and Rule 14a-9 because it is materially misleading and omits material facts, as set forth above. Moreover, in the exercise CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 17

Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 18 of 21 of reasonable care, Defendants should have known that the Proxy Statement is materially misleading and omitted material facts that are necessary to render the statements that are made non-misleading. 72. All of the relevant information concerning the Company’s financial projections was readily available to all Defendants at all relevant times. The Individual Defendants had actual knowledge of the misrepresentations and omissions of material facts set forth herein, or acted with reckless disregard for the truth, or were grossly negligent in failing to know. 73. The misrepresentations and omissions in the Proxy Statement are material to Plaintiff and the Class, and Plaintiff and the Class will be deprived of their right to cast a properly informed vote on the Proposed Transaction. 74. Plaintiff and the Class have no adequate remedy at law. COUNT II Against the Individual Defendants for Violations of Section 20(a) of the Exchange Act 75. Plaintiff incorporates each and every allegation set forth above as if fully set forth herein. 76. The Individual Defendants acted as controlling persons of Whole Foods within the meaning of Section 20(a) of the Exchange Act as alleged herein. By virtue of their positions as officers and/or directors of Whole Foods, and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the incomplete and misleading statements contained in the Proxy Statement filed with the SEC, they had the power to influence and control and did influence and control, directly or indirectly, the decision making of the Company, including the content and dissemination of the various statements that Plaintiff contends are materially incomplete and misleading. CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 18

Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 19 of 21 77. Each of the Individual Defendants was provided with or had unlimited access to copies of the Proxy Statement and other statements alleged by Plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause the statements to be corrected. 78. In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had the power to control or influence the particular transactions giving rise to the Exchange Act violations alleged herein, and exercised the same. The omitted information identified above was reviewed by the Board prior to voting on the Proposed Transaction. The Proxy Statement at issue contains the unanimous recommendation of each of the Individual Defendants to approve the Proposed Transaction. They were, thus, directly involved in the making of the Proxy Statement. 79. In addition, as the Proxy Statement sets forth at length, and as described herein, the Individual Defendants were involved in negotiating, reviewing, and approving the Merger Agreement. The Proxy Statement purports to describe the various issues and information that the Individual Defendants reviewed and considered. The Individual Defendants participated in drafting and/or gave their input on the content of those descriptions. 80. By virtue of the foregoing, the Individual Defendants have violated Section 20(a) of the Exchange Act. 81. As set forth above, the Individual Defendants had the ability to exercise control over and did control a person or persons who have each violated Section 14(a) and Rule 14a-9, by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 19

Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 20 of 21 these defendants are liable pursuant to Section 20(a) of the Exchange Act. As a direct and proximate result of Individual Defendants’ conduct, Plaintiff will be irreparably harmed. 82. Plaintiff has no adequate remedy at law. Only through the exercise of this Court’s equitable powers can Plaintiff be fully protected from the immediate and irreparable injury that Defendants’ actions threaten to inflict. RELIEF REQUESTED WHEREFORE, Plaintiff demands judgment against defendants jointly and severally, as follows: (A) declaring this action to be a class action and certifying Plaintiff as the Class representatives and his counsel as Class counsel; (B) declaring that the Proxy Statement is materially misleading and contains omissions of material fact in violation of Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder; (C) preliminarily and permanently enjoining Defendants and their counsel, agents, employees and all persons acting under, in concert with, or for them, from proceeding with, consummating, or closing the Proposed Transaction, unless and until Defendants disclose the material information identified above which has been omitted from the Proxy Statement; (D) to the extent the Proposed Transaction is consummated prior to the Court’s entry of a final judgment, awarding Plaintiff and the members of the Class rescissory damages against the Individual Defendants, including, but not limited to, pre-judgment and post-judgment interest; (E) awarding Plaintiff the costs and disbursements of this action, including reasonable attorneys’ and expert fees and expenses; CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 20

Case 1:17-cv-00674-LY Document 1 Filed 07/13/17 Page 21 of 21 (F) awarding extraordinary, equitable and/or injunctive relief as permitted by law, equity and the federal statutory provisions sued hereunder, and any appropriate state law remedies; and (G) granting Plaintiff and the other members of the Class such further relief as the Court deems just and proper. JURY DEMAND Plaintiff demands a trial by jury. Dated: July 13, 2017 KENDALL LAW GROUP, PLLC By: /s/ Joe Kendall OF COUNSEL: Joe Kendall Texas Bar No. 11260700 LEVI & KORSINSKY, LLP jkendall@kendalllawgroup.com Jamie J. McKey Donald J. Enright Texas Bar No. 24045262 Elizabeth K. Tripodi jmckey@kendalllawgroup.com 1101 30th Street, N.W., 3232 McKinney Avenue, Suite 700 Suite 115 Dallas, TX 75204 Washington, DC 20007 Telephone: (214) 744-3000 (202) 524-4290 Facsimile: (214) 744-3015 Counsel for Plaintiff Attorneys for Plaintiff CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS PAGE 21

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Case 1:17-cv-00677 Document 1 Filed 07/14/17 Page 1 of 14 IN THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF TEXAS ROBERT BERG, Individually and On Behalf § of All Others Similarly Situated, § § Plaintiff, § § v. § Case No. 1:17-cv-00677 § WHOLE FOODS MARKET, INC., MARY § ELLEN COE, SHAHID HASSAN, KEN § HICKS, STEPHANIE KUGELMAN, JOHN § MACKEY, JOE MANSUETO, SHARON § MCCOLLAM, SCOTT POWERS, WALTER § ROBB, RON SHAICH, JONATHAN A. § SEIFFER, GABRIELLE SULZBERGER, § AMAZON.COM, INC., and WALNUT § MERGER SUB, INC., § § Defendants. § COMPLAINT FOR VIOLATION OF THE SECURITIES EXCHANGE ACT OF 1934 Plaintiff, by his undersigned attorneys, for this complaint against defendants, alleges upon personal knowledge with respect to himself, and upon information and belief based upon, inter alia, the investigation of counsel as to all other allegations herein, as follows: NATURE OF THE ACTION 1. This action stems from a proposed transaction announced on June 16, 2017 (the “Proposed Transaction”), pursuant to Whole Foods Market, Inc. (“Whole Foods” or the “Company”) will be acquired Amazon.com, Inc. (“Parent”) and Walnut Merger Sub, Inc. (“Merger Sub,” and together with Parent, “Amazon”). 2. On June 15, 2017, Whole Foods’ Board of Directors (the “Board” or “Individual Defendants”) caused the Company to enter into an agreement and plan of merger (the “Merger Agreement”) with Amazon. Pursuant to the terms of the Merger Agreement, shareholders of

Case 1:17-cv-00677 Document 1 Filed 07/14/17 Page 2 of 14 Whole Foods will receive $42.00 per share in cash. 3. On July 7, 2017, defendants filed a Preliminary Proxy Statement (the “Proxy Statement”) with the United States Securities and Exchange Commission (“SEC”) in connection with the Proposed Transaction. 4. The Proxy Statement omits material information with respect to the Proposed Transaction, which renders the Proxy Statement false and misleading. Accordingly, plaintiff alleges herein that defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “1934 Act”) in connection with the Proxy Statement. JURISDICTION AND VENUE 5. This Court has jurisdiction over the claims asserted herein pursuant to Section 27 of the 1934 Act because the claims asserted herein arise under Sections 14(a) and 20(a) of the 1934 Act and Rule 14a-9. 6. This Court has jurisdiction over defendants because each defendant is either a corporation that conducts business in and maintains operations within this District, or is an individual with sufficient minimum contacts with this District so as to make the exercise of jurisdiction by this Court permissible under traditional notions of fair play and substantial justice. 7. Venue is proper under 28 U.S.C. § 1391(b) because a substantial portion of the transactions and wrongs complained of herein occurred in this District. PARTIES 8. Plaintiff is, and has been continuously throughout all times relevant hereto, the owner of Whole Foods common stock. 2

Case 1:17-cv-00677 Document 1 Filed 07/14/17 Page 3 of 14 9. Defendant Whole Foods is a Texas corporation and maintains its principal executive offices at 550 Bowie Street, Austin, Texas 78703. Whole Foods’ common stock is traded on the NasdaqGS under the ticker symbol “WFM.” 10. Defendant Mary Ellen Coe (“Coe”) has served as a director of Whole Foods since 2016. 11. Defendant Shahid Hassan (“Hassan”) has served as a director of Whole Foods since 2005. 12. Defendant Ken Hicks (“Hicks”) has served as a director of Whole Foods since 2005. 13. Defendant Stephanie Kugelman (“Kugelman”) has served as a director of Whole Foods since 2008. 14. Defendant John Mackey (“Mackey”) is the co-founder and co-Chief Executive Officer (“CEO”) of Whole Foods and has served as a director since 1978. 15. Defendant Joe Mansueto (“Mansueto”) has served as a director of Whole Foods since 2017. 16. Defendant Sharon McCollam (“McCollam”) has served as a director of Whole Foods since 2017. 17. Defendant Scott Powers (“Powers”) has served as a director of Whole Foods since 2017. 18. Defendant Walter Robb (“Robb”) has served as a director of Whole Foods since 2010. Robb is Co-CEO of the Company. 19. Defendant Ron Shaich (“Shaich”) has served as a director of Whole Foods since 2017. 3

Case 1:17-cv-00677 Document 1 Filed 07/14/17 Page 4 of 14 20. Defendant Jonathan A. Seiffer (“Seiffer”) has served as a director of Whole Foods since 2008. According to the Company’s website, he is Chair of the Audit Committee. 21. Defendant Gabrielle Sulzberger (“Sulzberger”) has served as a director of Whole Foods since 2003 and is Chair of the Board. 22. The defendants identified in paragraphs 10 through 21 are collectively referred to herein as the “Individual Defendants.” 23. Defendant Parent is Delaware corporation and a party to the Merger Agreement. 24. Defendant Merger Sub is a Texas corporation, a wholly-owned subsidiary of Parent, and a party to the Merger Agreement. CLASS ACTION ALLEGATIONS 25. Plaintiff brings this action as a class action on behalf of himself and the other public stockholders of West (the “Class”). Excluded from the Class are defendants herein and any person, firm, trust, corporation, or other entity related to or affiliated with any defendant. 26. This action is properly maintainable as a class action. 27. The Class is so numerous that joinder of all members is impracticable. As of June 12, 2017, there were approximately 319,685,753 shares of Whole Foods common stock outstanding, held by hundreds, if not thousands, of individuals and entities scattered throughout the country. 28. Questions of law and fact are common to the Class, including, among others: (i) whether defendants violated the 1934 Act; and (ii) whether defendants will irreparably harm plaintiff and the other members of the Class if defendants’ conduct complained of herein continues. 4

Case 1:17-cv-00677 Document 1 Filed 07/14/17 Page 5 of 14 29. Plaintiff is committed to prosecuting this action and has retained competent counsel experienced in litigation of this nature. Plaintiff’s claims are typical of the claims of the other members of the Class and plaintiff has the same interests as the other members of the Class. Accordingly, plaintiff is an adequate representative of the Class and will fairly and adequately protect the interests of the Class. 30. The prosecution of separate actions by individual members of the Class would create the risk of inconsistent or varying adjudications that would establish incompatible standards of conduct for defendants, or adjudications that would, as a practical matter, be dispositive of the interests of individual members of the Class who are not parties to the adjudications or would substantially impair or impede those non-party Class members’ ability to protect their interests. 31. Defendants have acted, or refused to act, on grounds generally applicable to the Class as a whole, and are causing injury to the entire Class. Therefore, final injunctive relief on behalf of the Class is appropriate. SUBSTANTIVE ALLEGATIONS Background of the Company and the Proposed Transaction 32. According to its website, Whole Foods is the leading natural and organic foods supermarket, the first national “Certified Organic” grocer, and uniquely positioned as America’s Healthiest Grocery Store™. 33. The Company has more than 460 stores in the United States, Canada, and the United Kingdom. 34. Whole Foods employs approximately 87,000 team members and has been ranked for twenty consecutive years as one of the “100 Best Companies to Work For” in America by 5

Case 1:17-cv-00677 Document 1 Filed 07/14/17 Page 6 of 14 Fortune magazine. 35. On November 2, 2016, Whole Foods issued a press release wherein it reported its financial results for the fourth quarter and year ended September 25, 2016. The Company reported that, in the fourth quarter, total sales increased to a record $3.5 billion. With respect to the financial results, Individual Defendant Mackey commented: In a year that presented many headwinds for food retailers, we made measurable progress on positioning our company for continued success while producing industry-leading sales per gross square foot and healthy returns on invested capital[.] Through our strong balance sheet and robust cash flow, we self-funded our new store development and technology investments and, in keeping with our capital allocation strategy, returned more than $1.1 billion to our shareholders through dividends and share repurchases. Individual Defendant Robb added: Food retailing is evolving at an incredibly fast pace, and consumers have many more options for how and where they buy their food than ever before. At the same time, the market opportunity is expanding as the consciousness about fresh, healthy foods continues to awaken[.] Our company mission and commitment to transparency are more relevant and timely than ever, and we will keep innovating and creating environments where people can connect and find a sense of community - in our stores and in the digital world. 36. On February 8, 2017, Whole Foods issued a press release wherein it reported its financial results for the first quarter ended January 15, 2017. The Company reported that total sales increased 1.9% to a record $4.9 billion. 37. Nevertheless, the Individual Defendants caused the Company to enter into the Merger Agreement, pursuant to which the Company will be acquired for inadequate consideration. 38. The Individual Defendants have all but ensured that another entity will not emerge with a competing proposal by agreeing to a “no solicitation” provision in the Merger Agreement that prohibits the Individual Defendants from soliciting alternative proposals and 6

Case 1:17-cv-00677 Document 1 Filed 07/14/17 Page 7 of 14 severely constrains their ability to communicate and negotiate with potential buyers who wish to submit or have submitted unsolicited alternative proposals. 39. Further, the Company must promptly advise Amazon of any proposals or inquiries received from other parties. 40. Moreover, the Merger Agreement contains a highly restrictive “fiduciary out” provision permitting the Board to withdraw its approval of the Proposed Transaction under extremely limited circumstances, and grants Amazon a “matching right” with respect to any “Superior Proposal” made to the Company. 41. Further locking up control of the Company in favor of Amazon, the Merger Agreement provides for a “termination fee” of $400 million payable by the Company to Amazon if the Individual Defendants cause the Company to terminate the Merger Agreement. 42. By agreeing to all of the deal protection devices, the Individual Defendants have locked up the Proposed Transaction and have precluded other bidders from making successful competing offers for the Company. 43. The merger consideration to be paid to plaintiff and the Class in the Proposed Transaction is inadequate. 44. Among other things, the intrinsic value of the Company is materially in excess of the amount offered in the Proposed Transaction. 45. Accordingly, the Proposed Transaction will deny Class members their right to share proportionately and equitably in the true value of the Company’s valuable and profitable business, and future growth in profits and earnings. The Proxy Statement Omits Material Information, Rendering It False and Misleading 46. Defendants filed the Proxy Statement with the SEC in connection with the 7

Case 1:17-cv-00677 Document 1 Filed 07/14/17 Page 8 of 14 Proposed Transaction. 47. The Proxy Statement omits material information with respect to the Proposed Transaction, which renders the Proxy Statement false and misleading. 48. First, the Proxy Statement omits material information regarding Whole Foods’ financial projections and the financial analyses performed by the Company’s financial advisor, Evercore Group L.L.C. (“Evercore”). 49. With respect to Whole Foods’ financial projections, the Proxy Statement fails to disclose: (i) earnings; (ii) interest expense; (iii) investment and other income; (iv) income taxes; (v) depreciation and amortization; (vi) net cash provided by operating activities; (vii) capital expenditures; (viii) changes in net working capital; (ix) earnings per share; and (x) a reconciliation of all non-GAAP to GAAP metrics. 50. With respect to Evercore’s Discounted Cash Flow Analysis, the Proxy Statement fails to disclose: (i) fiscal year 2022 EBITDA and unlevered free cash flow; (ii) the constituent line items used in calculating 2022 EBITDA and unlevered free cash flow; (iii) the estimated range of terminal values of Whole Foods; and (iv) the inputs and assumptions underlying the discount rate range of 7.0% to 9.0%. 51. With respect to Evercore’s Selected Public Company Trading Analysis, the Proxy Statement fails to disclose the individual multiples and financial metrics for the companies observed by Evercore in the analysis. 52. The disclosure of projected financial information is material because it provides stockholders with a basis to project the future financial performance of a company, and allows stockholders to better understand the financial analyses performed by the company’s financial advisor in support of its fairness opinion. Moreover, when a banker’s endorsement of the 8

Case 1:17-cv-00677 Document 1 Filed 07/14/17 Page 9 of 14 fairness of a transaction is touted to shareholders, the valuation methods used to arrive at that opinion as well as the key inputs and range of ultimate values generated by those analyses must also be fairly disclosed. 53. The omission of this material information renders the Proxy Statement false and misleading, including, inter alia, the following sections of the Proxy Statement: (i) “Background of the Merger”; (ii) “Reasons for the Merger; Recommendation of the Whole Foods Market Board of Directors”; (iii) “Certain Whole Foods Market Unaudited Prospective Financial Information”; and (iv) “Opinion of Whole Foods Market’s Financial Advisor.” 54. Second, the Proxy Statement omits material information regarding potential conflicts of interest of the Company’s officers and directors. 55. Specifically, the Proxy Statement fails to disclose the timing and nature of all communications regarding future employment and/or directorship of Whole Foods’ officers and directors, including who participated in all such communications, including when Amazon first expressed its interest in retaining members of Company management following the merger. 56. Communications regarding post-transaction employment during the negotiation of the underlying transaction must be disclosed to stockholders. This information is necessary for stockholders to understand potential conflicts of interest of management and the Board, as that information provides illumination concerning motivations that would prevent fiduciaries from acting solely in the best interests of the Company’s stockholders. 57. The omission of this material information renders the Proxy Statement false and misleading, including, inter alia, the following sections of the Proxy Statement: ) “Background of the Merger”; (ii) “Reasons for the Merger; Recommendation of the Whole Foods Market Board of Directors”; and (iii) “Interests of the Company’s Directors and Executive Officers in 9

Case 1:17-cv-00677 Document 1 Filed 07/14/17 Page 10 of 14 the Merger.” 58. Third, the Proxy Statement omits material information regarding potential conflicts of interest of Evercore. 59. For example, the Proxy Statement fails to disclose the amount of the retainer fees and the “certain fees in connection with potential acquisition proposals [Evercore] may receive and other strategic shareholder advisory matters” to be paid to Evercore by the Company. 60. Additionally, the Proxy Statement provides that, “[a]side from its current engagement by Whole Foods Market, Evercore has not in the past two years provided financial advisory or investment banking services to Whole Foods Market for which Evercore has received compensation.” However, Evercore’s opinion letter, attached to the Proxy Statement as Annex B, states that, “[p]rior to this engagement, we, Evercore Group L.L.C., and its affiliates provided financial advisory services to the Company and had received fees for the rendering of these services including the reimbursement of expenses.” Defendants must provide an explanation for these misleading and inconsistent statements, and also disclose the nature of the past services provided by Evercore to the Company and the amount of fees received by Evercore for such services. 61. Full disclosure of investment banker compensation and all potential conflicts is required due to the central role played by investment banks in the evaluation, exploration, selection, and implementation of strategic alternatives. 62. The omission of this material information renders the Proxy Statement false and misleading, including, inter alia, the following sections of the Proxy Statement: (i) “Background of the Merger”; (ii) “Reasons for the Merger; Recommendation of the Whole Foods Market Board of Directors”; and (iii) “Opinion of Whole Foods Market’s Financial Advisor.” 10

Case 1:17-cv-00677 Document 1 Filed 07/14/17 Page 11 of 14 63. The above-referenced omitted information, if disclosed, would significantly alter the total mix of information available to Whole Foods’ stockholders. COUNT I Claim for Violation of Section 14(a) of the 1934 Act and Rule 14a-9 Promulgated Thereunder Against the Individual Defendants and Whole Foods 64. Plaintiff repeats and realleges the preceding allegations as if fully set forth herein. 65. The Individual Defendants disseminated the false and misleading Proxy Statement, which contained statements that, in violation of Section 14(a) of the 1934 Act and Rule 14a-9, in light of the circumstances under which they were made, omitted to state material facts necessary to make the statements therein not materially false or misleading. Whole Foods is liable as the issuer of these statements. 66. The Proxy Statement was prepared, reviewed, and/or disseminated by the Individual Defendants. By virtue of their positions within the Company, the Individual Defendants were aware of this information and their duty to disclose this information in the Proxy Statement. 67. The Individual Defendants were at least negligent in filing the Proxy Statement with these materially false and misleading statements. 68. The omissions and false and misleading statements in the Proxy Statement are material in that a reasonable stockholder will consider them important in deciding how to vote on the Proposed Transaction. In addition, a reasonable investor will view a full and accurate disclosure as significantly altering the total mix of information made available in the Proxy Statement and in other information reasonably available to stockholders. 69. The Proxy Statement is an essential link in causing plaintiff and the Company’s stockholders to approve the Proposed Transaction. 11

Case 1:17-cv-00677 Document 1 Filed 07/14/17 Page 12 of 14 70. By reason of the foregoing, defendants violated Section 14(a) of the 1934 Act and Rule 14a-9 promulgated thereunder. 71. Because of the false and misleading statements in the Proxy Statement, plaintiff and the Class are threatened with irreparable harm. COUNT II Claim for Violation of Section 20(a) of the 1934 Act Against the Individual Defendants and Amazon 72. Plaintiff repeats and realleges the preceding allegations as if fully set forth herein. 73. The Individual Defendants and Amazon acted as controlling persons of Whole Foods within the meaning of Section 20(a) of the 1934 Act as alleged herein. By virtue of their positions as officers and/or directors of Whole Foods and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the false statements contained in the Proxy Statement, they had the power to influence and control and did influence and control, directly or indirectly, the decision making of the Company, including the content and dissemination of the various statements that plaintiff contends are false and misleading. 74. Each of the Individual Defendants and Amazon was provided with or had unlimited access to copies of the Proxy Statement alleged by plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause them to be corrected. 75. In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had the power to control and influence the particular transactions giving rise to the violations as alleged herein, and exercised the same. The Proxy Statement contains the unanimous recommendation of the Individual Defendants to approve the Proposed Transaction. They were 12

Case 1:17-cv-00677 Document 1 Filed 07/14/17 Page 13 of 14 thus directly involved in the making of the Proxy Statement. 76. Amazon also had direct supervisory control over the composition of the Proxy Statement and the information disclosed therein, as well as the information that was omitted and/or misrepresented in the Proxy Statement. 77. By virtue of the foregoing, the Individual Defendants and Amazon violated Section 20(a) of the 1934 Act. 78. As set forth above, the Individual Defendants and Amazon had the ability to exercise control over and did control a person or persons who have each violated Section 14(a) of the 1934 Act and Rule 14a-9, by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, these defendants are liable pursuant to Section 20(a) of the 1934 Act. As a direct and proximate result of defendants’ conduct, plaintiff and the Class are threatened with irreparable harm. PRAYER FOR RELIEF WHEREFORE, plaintiff prays for judgment and relief as follows: A. Preliminarily and permanently enjoining defendants and all persons acting in concert with them from proceeding with, consummating, or closing the Proposed Transaction; B. In the event defendants consummate the Proposed Transaction, rescinding it and setting it aside or awarding rescissory damages; C. Directing the Individual Defendants to disseminate a Proxy Statement that does not contain any untrue statements of material fact and that states all material facts required in it or necessary to make the statements contained therein not misleading; D. Declaring that defendants violated Sections 14(a) and/or 20(a) of the 1934 Act, as well as Rule 14a-9 promulgated thereunder; 13

Case 1:17-cv-00677 Document 1 Filed 07/14/17 Page 14 of 14 E. Awarding plaintiff the costs of this action, including reasonable allowance for plaintiff’s attorneys’ and experts’ fees; and F. Granting such other and further relief as this Court may deem just and proper. JURY DEMAND Plaintiff respectfully requests a trial by jury on all issues so triable. Dated: July 14, 2017 KENDALL LAW GROUP, PLLC By: /s/ Joe Kendall OF COUNSEL: Joe Kendall RIGRODSKY & LONG, P.A. Texas Bar No. 11260700 jkendall@kendalllawgroup.com 2 Righter Parkway, Suite 120 Jamie J. McKey Wilmington, DE 19803 Texas Bar No. 24045262 Telephone: (302) 295-5310 jmckey@kendalllawgroup.com Facsimile: (302) 654-7530 3232 McKinney Avenue, Suite 700 RM LAW, P.C. Dallas, TX 75204 Telephone: (214) 744-3000 1055 Westlakes Drive, Suite 300 Facsimile: (214) 744-3015 Berwyn, PA 19312 Attorneys for Plaintiff Telephone: (484) 324-6800 Facsimile: (484) 631-1305 14

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Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 1 of 24 UNITED STATES DISTRICT COURT WESTERN DISTRICT OF TEXAS AUSTIN DIVISION ELIZABETH M. GIESKE, an Individual, as § Executor for the Estate of ANN MAY § MOORE, on Behalf of Herself and All Others § Similarly Situated, § § Civil Action No. 1:17-cv-00684 Plaintiff, § § v. § § WHOLE FOODS MARKET, INC., JOHN P. § MACKEY, WALTER ROBB, JONATHAN § SEIFFER, GABRIELLE SULZBERGER, § SHAHID HASSAN, STEPHANIE A. § KUGELMAN, JOE MANSUETO, MARY § ELLEN COE, KENNETH C. HICKS, § SHARON L. MCCOLLAM, RONALD M. § SHAICH, and SCOTT F. POWERS, § § Defendants. § CLASS ACTION COMPLAINT FOR VIOLATION OF FEDERAL SECURITIES LAWS Plaintiff Elizabeth M. Gieske, an individual, as executor for the estate of Ann May Moore (“Plaintiff”), by and through her undersigned counsel, for her complaint against Defendants, alleges upon information and belief based upon, inter alia, the investigation of counsel as to all other allegations herein, as follows: NATURE OF THE ACTION 1. This is a class action brought on behalf of the public stockholders of Whole Foods Market, Inc. (“Whole Foods” or the “Company”) against Whole Foods and its Board of Directors (the “Board” or the “Individual Defendants”) for their violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), 15.U.S.C. §§ 78n(a), 78t(a), and U.S.

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 2 of 24 Securities and Exchange Commission (“SEC”) Rule 14a-9 promulgated thereunder and to enjoin the vote on a proposed transaction, pursuant to which Whole Foods will be acquired by Amazon.com, Inc. (“Amazon”), through its wholly owned subsidiary, Walnut Merger Sub, Inc., (“Merger Sub”) (the “Proposed Transaction”). 2. On June 16, 2017, Whole Foods and Amazon issued a press release announcing that they had entered into an Agreement and Plan of Merger dated June 15, 2017 (the “Merger Agreement”) to sell Whole Foods to Amazon. Under the terms of the Merger Agreement, Amazon will acquire all outstanding shares of Whole Foods for $42.00 in cash per Whole Foods share (the “Merger Consideration”). The Proposed Transaction is valued at approximately $13.7 billion. 3. On July 7, 2017, Whole Foods and Amazon filed with the SEC a Preliminary Proxy Statement on Schedule 14A (the “Proxy”) in connection with the Proposed Transaction. The Proxy, which recommends that Whole Foods stockholders vote in favor of the Proposed Transaction, omits or misrepresents material information concerning, among other things: (i) Whole Foods management’s projections, including the projections utilized by the Company’s financial advisor, Evercore Group L.L.C. (“Evercore”) in its financial analyses (the “Management Projections”); (ii) the valuation analyses prepared by Evercore in connection with the rendering of its fairness opinion; (iii) Evercore’s potential conflicts of interest; and (iv) Whole Foods insiders’ potential conflicts of interest. The failure to adequately disclose such material information constitutes a violation of Sections 14(a) and 20(a) of the Exchange Act as Whole Foods stockholders need such information in order to cast a fully informed vote or make an appraisal decision in connection with the Proposed Transaction. 2

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 3 of 24 4. In short, the Proposed Transaction is designed to unlawfully divest Whole Foods’ public stockholders of the Company’s valuable assets without fully disclosing all material information concerning the Proposed Transaction to Company stockholders. To remedy Defendants’ Exchange Act violations, Plaintiff seeks to enjoin the stockholder vote unless and until such problems are remedied. JURISDICTION AND VENUE 5. This Court has jurisdiction over the claims asserted herein for violations of Sections 14(a) and 20(a) of the Exchange Act and SEC Rule 14a-9 promulgated thereunder pursuant to Section 27 of the Exchange Act, 15 U.S.C. § 78aa, and 28 U.S.C. § 1331 (federal question jurisdiction). 6. This Court has jurisdiction over Defendants because each Defendant is either a corporation that conducts business in and maintains operations within this District or is an individual with sufficient minimum contacts with this District so as to make the exercise of jurisdiction by this Court permissible under traditional notions of fair play and substantial justice. 7. Venue is proper in this District pursuant to 28 U.S.C. § 1391 because Plaintiff’s claims arose in this District, where a substantial portion of the actionable conduct took place, where most of the documents are electronically stored, and where the evidence exists. Whole Foods is headquartered in this District. Moreover, each of the Individual Defendants, as Company officers or directors, either resides in this District or has extensive contacts within this District. PARTIES 8. Plaintiff is, and has been at all times relevant hereto, a continuous stockholder of Whole Foods. 3

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 4 of 24 9. Defendant Whole Foods is a Texas corporation incorporated in 1978. It maintains principal executive offices at 550 Bowie Street, Austin, Texas, 78703. Whole Foods’ common stock is traded on the NASDAQ under the ticker symbol “WFM.” 10. Defendant John P. Mackey (“Mackey”) is the Company’s co-founder and has served as a director of the Company since 1978 and as Co-Chief Executive Officer (“CEO”) of the Company since May 2010. Defendant Mackey previously served as Whole Foods’ CEO from 1978 to May 2010, as President from 2001 to 2004 and as Chairman of the Board from 1978 to December 2009. 11. Defendant Walter Robb (“Robb”) has served as a director of the Company since May 2010 and as Co-CEO, alongside Defendant Mackey, since May 2010. He previously served as Whole Foods’ Co-President and Co-Chief Operating Officer (“COO”) from 2004 to May 2010, as COO from 2001 to 2004, and as Executive Vice President from 2000 to 2001. 12. Defendant Jonathan Seiffer (“Seiffer”) has served as a director of the Company since December 2008. 13. Defendant Gabrielle Sulzberger (“Sulzberger”) has served as a director of the Company since 2003. 14. Defendant Shahid Hassan (“Hassan”) has served as a director of the Company since 2005. 15. Defendant Stephanie A. Kugelman (“Kugelman”) has served as a director of the Company since November 2008. 16. Defendant Joe Mansueto (“Mansueto”) has served as a director of the Company since May 10, 2017. 4

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 5 of 24 17. Defendant Mary Ellen Coe (“Coe”) has served as a director of the Company since November 2016. 18. Defendant Kenneth C. Hicks (“Hicks”) has served as a director of the Company since May 10, 2017. 19. Defendant Sharon L. McCollam (“McCollam”) has served as a director of the Company since May 10, 2017. 20. Defendant Ronald M. Shaich (“Shaich”) has served as a director of the Company since May 10, 2017. 21. Defendant Scott F. Powers (“Powers”) has served as a director of the Company since May 10, 2017 22. Defendants referenced in paragraphs 10 to 21 are collectively referred to herein as the “Board” or the “Individual Defendants.” OTHER RELEVANT ENTITIES 23. Amazon is an American electronic commerce and cloud computing company that was founded in 1994. Amazon’s principal corporate offices are located at 410 Terry Avenue North, Seattle, Washington, 98109-5210. Amazon’s common stock is traded on the NASDAQ under the ticker symbol “AMZN.” 24. Merger Sub is a Texas corporation and an indirect wholly owned subsidiary of Amazon. CLASS ACTION ALLEGATIONS 25. Plaintiff brings this action as a class action pursuant to Rule 23 of the Federal Rules of Civil Procedure on behalf of all persons and entities that own Whole Foods common stock (the “Class”). Excluded from the Class are Defendants and their affiliates, immediate 5

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 6 of 24 families, legal representatives, heirs, successors or assigns and any entity in which Defendants have or had a controlling interest. 26. Plaintiff’s claims are properly maintainable as a class action under Rule 23 of the Federal Rules of Civil Procedure. 27. The Class is so numerous that joinder of all members is impracticable. While the exact number of Class members is unknown to Plaintiff at this time and can only be ascertained through discovery, Plaintiff believes that there are thousands of members in the Class. As of July 2, 2017, there were 335,015,401 shares of Company common stock issued and outstanding. All members of the Class may be identified from records maintained by Whole Foods or its transfer agent and may be notified of the pendency of this action by mail, using forms of notice similar to that customarily used in securities class actions. 28. Questions of law and fact are common to the Class and predominate over questions affecting any individual Class member, including, inter alia: (a) Whether Defendants have violated Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder; (b) Whether the Individual Defendants have violated Section 20(a) of the Exchange Act; and (c) Whether Plaintiff and the other members of the Class would suffer irreparable injury were the Proposed Transaction consummated. 29. Plaintiff will fairly and adequately protect the interests of the Class, and has no interests contrary to or in conflict with those of the Class that Plaintiff seeks to represent. Plaintiff has retained competent counsel experienced in litigation of this nature. 6

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 7 of 24 30. A class action is superior to all other available methods for the fair and efficient adjudication of this controversy. Plaintiff knows of no difficulty to be encountered in the management of this action that would preclude its maintenance as a class action. 31. Defendants have acted, or refused to act, on grounds generally applicable to the Class as a whole, and are causing injury to the entire Class. Therefore, final injunctive relief on behalf of the Class is appropriate. SUBSTANTIVE ALLEGATIONS Company Background and Strong Financial Outlook 32. Whole Foods opened its first Whole Foods Market store in 1980. Today, Whole Foods is the leading national natural and organic foods supermarket, with 440 stores across 42 U.S. states and the District of Columbia; 12 stores in Canada; and 9 stores in the United Kingdom, as of April 9, 2017. 33. On November 2, 2016, Whole Foods issued a press release announcing its financial results for the fourth quarter and year ended September 25, 2016, including record sales of $3.5 billion for the fourth quarter of 2016. Commenting on the successful quarter, Defendant Mackey stated: In a year that presented many headwinds for food retailers, we made measurable progress on positioning our company for continued success while producing industry-leading sales per gross square foot and healthy returns on invested capital[.] Through our strong balance sheet and robust cash flow, we self-funded our new store development and technology investments and, in keeping with our capital allocation strategy, returned more than $1.1 billion to our shareholders through dividends and share repurchases. In the press release, Defendant Robb further stated: Food retailing is evolving at an incredibly fast pace, and consumers have many more options for how and where they buy their food than ever before. At the same time, the market opportunity is expanding as the consciousness about fresh, healthy foods continues to awaken[.] Our company mission and commitment to transparency are more relevant and timely than ever, and we will keep innovating 7

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 8 of 24 and creating environments where people can connect and find a sense of community - in our stores and in the digital world. 34. On February 8, 2017, Whole Foods issued a press release announcing its financial results for the first quarter of the year ended January 15, 2017, including a 1.9% increase in total sales to a record $4.9 billion. The Sale Process 35. On April 10, 2017, activist investor JANA Partners (“JANA”), together with certain affiliates, consultants and potential director candidates that JANA intended to sponsor, filed a Schedule 13D with the SEC disclosing that they had acquired approximately 8.8% of the Company’s outstanding common stock, making JANA Whole Foods’ second largest stockholder. 36. Facing an impending proxy contest and potential ouster, on April 17, 2017, the Board appointed Evercore as the Company’s financial advisor. 37. Following the filing of JANA’s April 10, 2017 Schedule 13D, the Company received multiple unsolicited solicitations. On April 18, 2017, Defendant Mackey received a letter from an industry participant identified in the Proxy as Company X, expressing interest in a strategic transaction. Then, between April 20, 2017, and May 4, 2017, various representatives of the Company and/or Evercore received separate inquiries from four private equity firms regarding their respective interests in pursuing a leveraged buy-out, private investment in public equity, or other transaction. 38. On April 21, 2017, following media reports that stated Amazon may have previously considered buying Whole Foods, Defendant Mackey authorized one of the Company’s outside consultants (the “Outside Consultant”) to contact Amazon to see if Amazon would be interested in a meeting to discuss a potential strategic transaction. 8

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 9 of 24 39. On April 24, 2017, the Board met telephonically to discuss Company X’s interest and an upcoming meeting with JANA. That same day, the Outside Consultant spoke to Peter Krawiec, Amazon’s Vice President of Worldwide Corporate Development, and learned that Amazon was interested in a potential transaction between the two entities. 40. On April 26, 2017, senior representatives of JANA met with Defendant Mackey and other members of Whole Foods’ management to discuss changes to the Board. The Company subsequently agreed to interview potential director candidates sponsored by JANA in addition to the individuals who had been identified as part of the Company’s own Board refreshment process. 41. On May 8, 2017, a second industry participant identified in the Proxy as Company Y expressed interest in a potential business relationship with Whole Foods. 42. On May 18, 2017, Whole Foods held discussions with Company X and Company Y regarding their respective interests. During a meeting with Company X, Company X suggested a merger-of-equals transaction, which they believed would be potentially valued at $35.00 to $40.00 per share to the Company’s shareholders. Company Y expressed interested in a possible commercial relationship with the Company. 43. On May 23, 2017, Whole Foods received a written offer from Amazon to acquire the Company at a price of $41 per share. In its letter, Amazon stated that it had the right to terminate talks if there was any leak or rumor regarding Amazon’s interest. 44. The next day, the Board met to discuss Amazon’s letter and considered potential alternatives and the Company’s long-term outlook and business plans, including the risks thereof. The Company’s long-term outlook plan (i.e., Whole Foods’ management’s projections), was subsequently updated and reviewed by the Board two days later. The Proxy 9

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 10 of 24 fails to disclose any information regarding this eleventh hour revision to the Company’s projections, including the risks identified by the Board at its May 24, 2017 Board meeting, the basis of the subsequent update to the projections prior to the May 26, 2017 Board meeting, and whether there were any further revisions to the long-term outlook plan before the Management Projections were provided to Evercore for use in its valuation analyses in connection with the rendering of its fairness opinion. 45. On May 25, 2017, Amazon’s financial advisor reiterated to Evercore that Amazon was very sensitive with respect to confidentiality, and that Amazon was not willing to engage in a multiparty sale process. 46. At a May 30, 2017 Board meeting, the Board discussed the Company’s long-term outlook, associated business plans, underlying assumptions and timelines and key risks that could affect the Company’s ability to achieve the long-term plan, the details of which are not disclosed in the Proxy. The Board also reviewed discussions between the Company and Amazon, as well as the overtures made by other third parties, including Company X, Company Y, and the four private equity firms that had previously contacted representatives of the Company and/or Evercore. In light of Amazon’s sensitivity with respect to confidentiality, the Board elected not to engage with these potential counterparties or solicit proposals from the private equity firms, given concerns about potential leaks and the fact that the price proposed by Amazon purportedly likely exceeded the price level that a private equity buyer could reasonably be expected to pay. Following these discussions, the Board directed management to make a counter-proposal to Amazon at $45.00 per share. 47. On June 1, 2017, Amazon proposed a merger price of $42.00 per share, and further indicated it was Amazon’s best and final offer. That same day, the Board met to discuss 10

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 11 of 24 the on-going negotiations with Amazon and unanimously determined to move forward at the $42 per share offer price. 48. On June 15, 2017, the Board met telephonically to discuss the terms of Amazon’s final proposal to acquire the Company for $42.00 per share. During this meeting, Evercore delivered its fairness opinion and the Board voted to approve the Proposed Transaction. 49. Following the meeting, the Company, Amazon, and Merger Sub executed the Merger Agreement. The Proposed Transaction 50. On June 16, 2017, Whole Foods and Amazon issued a joint press release announcing the Proposed Transaction. The press release stated, in relevant part: SEATTLE and AUSTIN, Texas, June 16, 2017 — Amazon (NASDAQ:AMZN) and Whole Foods Market, Inc. (NASDAQ:WFM) today announced that they have entered into a definitive merger agreement under which Amazon will acquire Whole Foods Market for $42 per share in an all-cash transaction valued at approximately $13.7 billion, including Whole Foods Market’s net debt. “Millions of people love Whole Foods Market because they offer the best natural and organic foods, and they make it fun to eat healthy,” said Jeff Bezos, Amazon founder and CEO. “Whole Foods Market has been satisfying, delighting and nourishing customers for nearly four decades – they’re doing an amazing job and we want that to continue.” * * * Whole Foods Market will continue to operate stores under the Whole Foods Market brand and source from trusted vendors and partners around the world. John Mackey will remain as CEO of Whole Foods Market and Whole Foods Market’s headquarters will stay in Austin, Texas. Completion of the transaction is subject to approval by Whole Foods Market's shareholders, regulatory approvals and other customary closing conditions. The parties expect to close the transaction during the second half of 2017. 11

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 12 of 24 Insiders’ Interest in the Proposed Transaction 51. Amazon and Whole Foods insiders are the primary beneficiaries of the Proposed Transaction, not the Company’s public stockholders. The Board and the Company’s executive officers are conflicted because they will have secured unique benefits for themselves from the Proposed Transaction not available to Plaintiff and the public stockholders of Whole Foods. 52. Notably, it appears that certain members of Company management have secured positions for themselves following completion of the Proposed Transaction. According to Whole Foods’ and Amazon’s joint June 16, 2017 press release announcing the Proposed Transaction, “John Mackey will remain as CEO of Whole Foods Market . . . .” 53. Further, Company insiders stand to reap a substantial financial windfall for securing the deal with Amazon. Pursuant to the Merger Agreement, all unvested equity-based awards held by Company executives will be converted into the right to receive cash payments. The following tables set forth the cash payments Whole Foods’ executive officers stand to receive in connection with their unvested equity awards: Company Company Company Restricted Stock Restricted Stock Unit Name Options Stock Awards Awards ($) ($) ($) John Mackey — — — Walter E. Robb, IV 55,760 — — Glenda Flanagan 313,077 212,688 — Keith Manbeck 120,200 — 420,000 A.C. Gallo 72,744 1,163,442 — David Lannon 170,022 212,688 — Jason Buechel 479,725 50,232 — 54. Moreover, if they are terminated in connection with the merger, Whole Foods’ named executive officers will receive substantial severance benefits, including cash payments, in the form of golden parachute compensation, as set forth in the following table: 12

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 13 of 24

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
John Mackey	—	—	—	—
Walter E. Robb, IV(4)	—	55,760	—	55,760
Glenda Flanagan	2,571,423	525,765	4,158	3,101,346
Keith Manbeck	3,241,667	540,200	—	3,781,867
A.C. Gallo	2,571,423	1,236,186	17,478	3,825,086
David Lannon	2,571,423	382,710	13,338	2,967,471
Jason Buechel	5,705,635	529,957	4,680	6,240,272

The Proxy Contains Numerous Material Misstatements or Omissions

55. Defendants filed a materially incomplete and misleading Proxy with the SEC and disseminated it to Whole Foods' stockholders. The Proxy misrepresents or omits material information that is necessary for the Company's stockholders to make an informed voting decision in connection with the Proposed Transaction.

56. Specifically, as set forth below, the Proxy fails to provide Company stockholders with material information or provides them with materially misleading information concerning: (i) Whole Foods management's projections, including the Management Projections utilized by the Company's financial advisor, Evercore, in its financial analyses; (ii) the valuation analyses prepared by Evercore in connection with the rendering of its fairness opinions; (iii) Evercore's potential conflicts of interest; and (iv) Whole Foods insiders' potential conflicts of interest. Accordingly, Whole Foods stockholders are being asked to vote for the Proposed Transaction without all material information at their disposal.

Material Omissions Concerning Whole Foods' Financial Projections

57. The Proxy is materially deficient because it fails to disclose material information relating to the Company's intrinsic value and prospects going forward.

13

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 14 of 24 58. The Proxy fails to disclose material information relating to the Company’s Management Projections provided by Whole Foods’ management and relied upon by Evercore for its analyses. 59. For example, the Proxy sets forth: Evercore performed a discounted cash flow analysis, which is designed to estimate the value of a company by calculating the present value of estimated future cash flows of the company. Evercore calculated a range of equity values per share of Whole Foods Market based on a discounted cash flow analysis for the fiscal years 2017 through 2022. In preparing its analysis, Evercore relied on the Whole Foods Market Projections; in addition, for purposes of calculating terminal year cash flow, Evercore derived, and the Company confirmed the reasonableness of deriving, fiscal year 2022 EBITDA and unlevered free cash flow by increasing 2021 revenues by the same percentage as the percentage revenue growth from 2020 to 2021 and holding operating margins constant at 2021 levels (together with the Whole Foods Market Projections, the “Management Estimates”). For comparative purposes, Evercore also performed a discounted cash flow analysis based upon publicly available equity research analysts’ reports that provided projections through fiscal year 2021 and were published after May 10, 2017, and as to which Evercore similarly derived fiscal year 2022 financial metrics (“Public Equity Analysts’ Estimates”). In arriving at the estimated equity values per share of Company common stock, Evercore estimated a range of terminal values in 2022 by applying to Whole Foods Market’s fiscal year 2022 estimated EBITDA, a multiple of Enterprise Value to EBITDA of 7.0x to 9.5x and by applying a perpetuity growth rate of 2.5% to 3.5%. Evercore then discounted Whole Foods Market’s projected, unlevered free cash flows, included in the Management Estimates and the Public Equity Analysts’ Estimates and the estimated terminal value for each scenario, in each case, to a present value using discount rates ranging from 7.0% to 9.0%. The discount rates were based on Evercore’s judgment of the estimated range of Whole Foods Market’s weighted average cost of capital. Evercore calculated unlevered free cash flow by first deriving net operating profit after tax by subtracting depreciation and amortization from EBITDA and assuming a 39.0% tax rate, then adjusting the result by adding back depreciation and amortization, subtracting capital expenditures and adjusting for changes in net working capital. Proxy at 40. The Proxy, however, fails to disclose the Company’s unlevered free cash flows for fiscal years 2017-2022 and the line items used to calculate unlevered free cash flows. The Proxy 14

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 15 of 24 also fails to disclose the “Public Equity Analysts’ Estimates” utilized by Evercore in its discounted cash flow analysis. 60. The Proxy also discloses projections for various non-GAAP metrics including EBITDA and Free Cash Flow, but fails to provide line item projections for the metrics used to calculate these non-GAAP measures or otherwise reconcile the non-GAAP projections to GAAP. The omission of the aforementioned line item projections renders the non-GAAP projections included in the Proxy materially misleading and incomplete. 61. The importance of reconciling between GAAP and non-GAAP financial measures has long been widely acknowledged. The SEC adopted “Regulation G” in 2003, in response to the mandate set forth in Section 401(b) of the Sarbanes-Oxley Act that rules be enacted to regulate the use of pro forma financial information. Regulation G prohibits the use of non-GAAP financial measures outside of SEC filings unless they are accompanied by the most directly comparable GAAP accounting measure, as well as a reconciliation of the two. Such reconciliations were deemed necessary to address the proliferation of non-GAAP financial measures lacking a uniform definition and therefore carrying the risk of misleading investors. 62. In addition, according to the Proxy, “[o]n May 4, 2017, the Company provided Amazon.com with an earlier version of the [Management] Projections.” Proxy at 35. However, the Proxy fails to disclose any information concerning the eleventh hour update to these earlier projections, including but not limited to (i) the full details of the previous projections including unlevered free cash flows and the line items used to calculate unlevered free cash flows; (ii) the timing and basis of the update(s) to the previous projections, including the risks identified by the Board at its May 24 and May 30, 2017 Board meetings; and (iii) when the Management 15

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 16 of 24 Projections utilized by Evercore were finalized. Notably, the midpoint of the range of implied values per share of $37.11 to $51.22 (terminal multiple methodology) and $36.05 to $65.01 (perpetuity growth rate methodology), resulting from the Discounted Cash Flow Analysis Evercore performed utilizing the Management Projections, is well above the $42 per share Merger Consideration. The timing of and basis for the eleventh hour updates to the previous projections is critical to allow Whole Foods stockholders to observe whether the Management Projections utilized by Evercore were created solely to be able to fit the Merger Consideration of $42 per share into a range of “fairness.” 63. The omission of this information renders the statements in the “Certain Whole Foods Market Unaudited Prospective Financial Information” and “Summary of Evercore’s Financial Analysis” sections of the Proxy false and/or materially misleading in contravention of the Exchange Act. Material Omissions Concerning Evercore’s Financial Analyses 64. The Proxy describes Evercore’s fairness opinion and the various valuation analyses performed in support of its opinion. However, the description of Evercore’s fairness opinion and analyses fails to include key inputs and assumptions underlying these analyses. Without this information, as described below, Whole Foods’ public stockholders are unable to fully understand these analyses and, thus, are unable to determine what weight, if any, to place on Evercore’s fairness opinion in determining whether to vote in favor of the Proposed Transaction or seek appraisal. This omitted information, if disclosed, would significantly alter the total mix of information available to Whole Foods’ stockholders. 65. With respect to Evercore’s Discounted Cash Flow Analysis, the Proxy fails to disclose: (i) as mentioned above, fiscal year 2017-2022 unlevered free cash flows utilized by 16

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 17 of 24 Evercore in this analysis and the line items used to calculate unlevered free cash flows; (ii) fiscal year 2022 EBITDA and the line items used in calculating 2022 EBITDA; (iii) the estimated range of terminal values of Whole Foods; and (iv) the inputs and assumptions underlying the discount rate range of 7.0% to 9.0%. 66. With respect to Evercore’s Selected Public Company Trading Analysis, the Proxy fails to disclose the individual multiples and financial metrics for the companies observed by Evercore in the analysis. A fair summary of such an analysis requires the disclosure of the individual multiples for each company utilized or, at a minimum, the high, low, mean and median multiples. Merely providing the range that a banker applied is insufficient, as stockholders are unable to assess whether the banker applied appropriate multiples, or, instead, applied unreasonably low multiples in order to drive down the implied valuation of the Company. 67. With respect to Evercore’s Illustrative DCF Sensitivity Analysis, the Proxy fails to disclose any of the projections calculated under the “sensitivity analysis.” 68. When a banker’s endorsement of the fairness of a transaction is touted to stockholders, the valuation methods used to arrive at that opinion as well as the key inputs and range of ultimate values generated by those analyses must also be fairly disclosed. Moreover, the disclosure of projected financial information is material because it provides stockholders with a basis to project the future financial performance of a company, and allows stockholders to better understand the financial analyses performed by the company’s financial advisor in support of its fairness opinion. 69. The omission of this information renders the statements in the “Summary of Evercore’s Financial Analysis” and “Certain Whole Foods Market Unaudited Prospective 17

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 18 of 24 Financial Information” sections of the Proxy false and/or materially misleading in contravention of the Exchange Act. Material Omissions Concerning Evercore’s Potential Conflicts of Interest 70. The Proxy provides: Pursuant to the terms of Evercore’s engagement letters with the Company, the Company has paid Evercore monthly retainer fees, agreed to certain fees in connection with potential acquisition proposals it may receive and other strategic shareholder advisory matters, and paid a fee of• $3 million upon delivery of Evercore’s opinion to the Whole Foods Market board of directors, regardless of the conclusion reached therein. The Company has also agreed to pay Evercore an additional transaction fee, based upon a percentage of the transaction value of the merger, estimated to be approximately $45 million, which is contingent upon the closing of the merger and against which the retainer fees, strategic shareholder advisory fees and opinion fee shall be credited. Proxy at 43. The Proxy, however, fails to disclose the amount of the retainer fees and the “certain fees in connection with potential acquisition proposals [Evercore] may receive and other strategic shareholder advisory matters” to be paid to Evercore by the Company. Id. 71. Additionally, the Proxy provides that, “[a]side from its current engagement by Whole Foods Market, Evercore has not in the past two years provided financial advisory or investment banking services to Whole Foods Market for which Evercore has received compensation.” Id. However, Evercore’s opinion letter, attached to the Proxy as Annex B, states that, “[p]rior to this engagement, we, Evercore Group L.L.C., and its affiliates provided financial advisory services to the Company and had received fees for the rendering of these services including the reimbursement of expenses.” Defendants must provide an explanation for these misleading and inconsistent statements, and also disclose the nature of the past services provided by Evercore to the Company and the amount of fees received by Evercore for such services. 18

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 19 of 24 72. Full disclosure of investment banker compensation and all potential conflicts is required due to the central role played by investment banks in the evaluation, exploration, selection, and implementation of strategic alternatives. 73. The omission of this information renders the statements in the “Background of the Merger” and “Opinion of Whole Foods Market’s Financial Advisor” sections of the Proxy false and/or materially misleading in contravention of the Exchange Act. Material Omissions Concerning Insiders’ Potential Conflicts of Interest 74. The Proxy also materially misleads stockholders as to the potential conflicts of interest faced by Whole Foods management and the Board. 75. The Proxy sets forth that: In connection with negotiating the merger agreement, Amazon.com had preliminary discussions with certain of the Whole Foods Market executive officers regarding its desire to retain such officers following the closing. While Amazon.com may enter into new agreements with those individuals, at this time there is no assurance that those discussions will result in any new agreements with Amazon.com or, if so, what the terms and conditions of any such agreements would be. Proxy at 46. In addition, according to the June 16, 2017 joint press release announcing the Proposed Transaction, “John Mackey will remain as CEO of Whole Foods Market and Whole Foods Market’s headquarters will stay in Austin, Texas.” However, the Proxy fails to disclose the timing and nature of all communications regarding Defendant Mackey’s future employment, as well as communications involving future employment and/or directorship of any other Whole Foods executive officers and directors, including who participated in all such communications. The Proxy further fails to disclose whether any of Amazon’s prior proposals or indications of interest mentioned management retention or the potential for Board members to sit on the combined company’s board of directors. 19

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 20 of 24 76. Communications regarding post-transaction employment during the negotiation of the underlying transaction must be disclosed to stockholders. This information is necessary for stockholders to understand potential conflicts of interest of management and the Board, as that information provides illumination concerning motivations that would prevent fiduciaries from acting solely in the best interests of the Company’s stockholders. 77. The omission of this information renders the statements in the “Background of the Merger” and “Interests of the Company’s Directors and Executive Officers in the Merger” sections of the Proxy false and/or materially misleading in contravention of the Exchange Act 78. Defendants’ failure to provide Whole Foods stockholders with the foregoing material information constitutes a violation of Sections 14(a) and 20(a) of the Exchange Act, and SEC Rule 14a-9 promulgated thereunder. The Individual Defendants were aware of their duty to disclose this information and acted negligently (if not deliberately) in failing to include this information in the Proxy. Absent disclosure of the foregoing material information prior to the stockholder vote on the Proposed Transaction, Plaintiff and the other members of the Class will be unable to make a fully-informed decision whether to vote in favor of the Proposed Transaction or seek appraisal and are thus threatened with irreparable harm warranting the injunctive relief sought herein. CLAIMS FOR RELIEF COUNT I Class Claims Against All Defendants for Violations of Section 14(a) of the Exchange Act And SEC Rule 14a-9 Promulgated Thereunder 79. Plaintiff repeats all previous allegations as if set forth in full. 80. SEC Rule 14a-9, 17 C.F.R. § 240.14a-9, promulgated pursuant to Section 14(a) of the Exchange Act, provides: 20

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 21 of 24 No solicitation subject to this regulation shall be made by means of any proxy statement, form of proxy, notice of meeting or other communication, written or oral, containing any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter which has become false or misleading. 81. During the relevant period, Defendants disseminated the false and misleading Proxy specified above, which failed to disclose material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in violation of Section 14(a) of the Exchange Act and SEC Rule 14a-9 promulgated thereunder. 82. By virtue of their positions within the Company, Defendants were aware of this information and of their duty to disclose this information in the Proxy. The Proxy was prepared, reviewed, and/or disseminated by Defendants. The Proxy misrepresented and/or omitted material facts, including material information about the unfair sale process for the Company, the financial analyses performed by the Company’s financial advisor, and the actual intrinsic standalone value of the Company. Defendants were at least negligent in filing the Proxy with these materially false and misleading statements. 83. The omissions and false and misleading statements in the Proxy are material in that a reasonable stockholder would consider them important in deciding how to vote on the Proposed Transaction and whether to seek appraisal. In addition, a reasonable investor would view a full and accurate disclosure as significantly altering the “total mix” of information made available in the Proxy and in other information reasonably available to stockholders. 84. By reason of the foregoing, Defendants have violated Section 14(a) of the Exchange Act and SEC Rule 14a-9(a) promulgated thereunder. 21

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 22 of 24 85. Because of the false and misleading statements in the Proxy, Plaintiff and the Class are threatened with irreparable harm, rendering money damages inadequate. Therefore, injunctive relief is appropriate to ensure Defendants’ misconduct is corrected. COUNT II Class Claims Against the Individual Defendants for Violation of Section 20(a) of the Exchange Act 86. Plaintiff repeats all previous allegations as if set forth in full. 87. The Individual Defendants acted as controlling persons of Whole Foods within the meaning of Section 20(a) of the Exchange Act as alleged herein. By virtue of their positions as officers or directors of Whole Foods and participation in or awareness of the Company’s operations or intimate knowledge of the false statements contained in the Proxy filed with the SEC, they had the power to influence and control and did influence and control, directly or indirectly, the decision-making of the Company, including the content and dissemination of the various statements which Plaintiff contends are false and misleading. 88. Each of the Individual Defendants was provided with or had unlimited access to copies of the Proxy and other statements alleged by Plaintiff to be misleading prior to or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause the statements to be corrected. 89. In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had the power to control or influence the particular transactions giving rise to the securities violations as alleged herein, and exercised the same. The Proxy at issue contains the unanimous recommendation of each of the Individual Defendants to approve the Proposed Transaction. They were, thus, directly involved in the making of this document. 22

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 23 of 24 90. In addition, as the Proxy sets forth at length, and as described herein, the Individual Defendants were each involved in negotiating, reviewing, and approving the Proposed Transaction. The Proxy purports to describe the various issues and information that they reviewed and considered — descriptions which had input from the Individual Defendants. 91. By virtue of the foregoing, the Individual Defendants have violated Section 20(a) of the Exchange Act. 92. Plaintiff and the Class have no adequate remedy at law. Only through the exercise of this Court’s equitable powers can Plaintiff and the Class be fully protected from the immediate and irreparable injury that Defendants’ actions threaten to inflict. PRAYER FOR RELIEF WHEREFORE, Plaintiff demands judgment and preliminary and permanent relief, including injunctive relief, in her favor on behalf of Whole Foods, and against Defendants, as follows: A. Ordering that this action may be maintained as a class action and certifying Plaintiff as the Class representative and Plaintiff’s counsel as Class counsel; B. Preliminarily and permanently enjoining Defendants and all persons acting in concert with them from proceeding with, consummating, or closing the Proposed Transaction and any vote on the Proposed Transaction, unless and until Defendants disclose and disseminate the material information identified above to Whole Foods stockholders; C. In the event that Defendants consummate the Proposed Transaction, rescinding it and setting it aside or awarding rescissory damages to Plaintiff and the Class; D. Awarding Plaintiff the costs of this action, including reasonable allowance for Plaintiff’s attorneys’ and experts’ fees; and 23

Case 1:17-cv-00684 Document 1 Filed 07/18/17 Page 24 of 24 E. Granting such other and further relief as this Court may deem just and proper. JURY DEMAND Plaintiff demands a trial by jury on all claims and issues so triable. DATED: July 18, 2017. Respectfully submitted, /s/ Thomas E. Bilek Thomas E. Bilek TX Bar No. 02313525 / SDTX Bar No. 9338 THE BILEK LAW FIRM, L.L.P. 700 Louisiana, Suite 3950 Houston, TX 77002 (713) 227-7720 Attorneys for Plaintiff OF COUNSEL: Richard A. Acocelli Michael A. Rogovin Kelly C. Keenan WEISSLAW LLP 1500 Broadway, 16th Floor New York, NY 10036 Tel: (212) 682-3025 Fax: (212) 682-3010 Melissa A. Fortunato BRAGAR EAGEL & SQUIRE, P.C. 885 Third Avenue, Suite 3040 New York, NY 10022 Telephone: (212) 308-5858 Facsimile: (212) 214-0506 Email: fortunato@bespc.com 24

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Forward-Looking Statements

Certain statements in this communication constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “see,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to Whole Foods Market’s future prospects, developments and business strategies. Except for the historical information contained herein, the matters discussed in this communication are forward-looking statements that involve risks and uncertainties that may cause Whole Foods Market’s actual results to be materially different from such forward-looking statements and could materially adversely affect its business, financial condition, operating results and cash flows. These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the failure to obtain the approval of Whole Foods Market’s shareholders or required regulatory clearances or the failure to satisfy any of the other closing conditions to the Merger; potential disruption of management’s attention from Whole Foods Market’s ongoing business operations due to the Merger; the effect of the announcement of the Merger on the ability of Whole Foods Market to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; general business conditions; changes in overall economic conditions that impact consumer spending; the impact of competition; and other factors which are often beyond the control of Whole Foods Market, as well other risks listed in Whole Foods Market’s Annual Report on Form 10-K for the fiscal year ended September 25, 2016 and risks and uncertainties not presently known to Whole Foods Market or that Whole Foods Market currently deems immaterial. Whole Foods Market wishes to caution you that you should not place undue reliance on such forward-looking statements, which speak only as of the date on which they were made. Whole Foods Market does not undertake any obligation to update forward-looking statements, except as required by law.

Important Additional Information and Where to Find It

In connection with the proposed transaction, Whole Foods Market will file with the SEC and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, WHOLE FOODS MARKET’S SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Whole Foods Market files with the SEC (when available) from the SEC’s website at www.sec.gov and Whole Foods Market’s website at http://investor.wholefoodsmarket.com/. In addition, the proxy statement and other documents filed by Whole Foods Market with the SEC (when available) may be obtained from Whole Foods Market free of charge by directing a request to Cindy McCann, Global Vice President, Investor Relations, Whole Foods Market, Inc., 550 Bowie Street, Austin, TX 78703, Phone: 512-542-0204. Media inquiries can be directed to Brooke Buchanan at Brooke.Buchanan@wholefoods.com, Phone: 512-542-0751.

Certain Participants in the Solicitation

Whole Foods Market, its directors and certain of its executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Whole Foods Market shareholders with respect to shareholder approval of the proposed acquisition of Whole Foods Market. Information regarding the names of Whole Foods Market’s directors and executive officers and their respective interests in Whole Foods Market by security holdings or otherwise is set forth in Whole Foods Market’s Annual Report on Form 10-K for the fiscal year ended September 25, 2016 filed with the SEC on November 18, 2016, Whole Foods Market’s definitive proxy statement for its 2017 Annual Meeting of Shareholders filed with the SEC on January 4, 2017 and Whole Foods Market’s Current Report on Form 8-K dated May 10, 2017. To the extent holdings of such participants in Whole Foods Market’s securities are not reported, or have changed since the amounts described in the proxy statement for the 2017 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Whole Foods Market’s website at http://investor.wholefoodsmarket.com.